Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,109,678.56
Previously Paid Amount	0.00
Total Fee Amount	2,362.85
Total Offset Amount	0.00
Net Fee	$ 2,362.85